                                                                   EXHIBIT 10.16


                              SEVENTH AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                  OF WESTCOAST HOSPITALITY LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

         THIS SEVENTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment") is entered into effective as of January 1, 2001 by and among WestCoast Hospitality Corporation, a Washington corporation ("WHC"), and Dunson Ridpath Hotel Associates Limited Partnership, a Washington limited partnership ("Dunson").

         A. WHC, as General Partner, and North River Drive Company, a Washington corporation, as Limited Partner, formed a Delaware Limited Partnership named Cavanaughs Hospitality Limited Partnership (the "Partnership") pursuant to the terms of an Amended and Restated Agreement of Limited Partnership, dated as of November 1, 1997 (as amended by this and prior Amendments referred to hereafter as the "Partnership Agreement"). The Partnership was renamed WestCoast Hospitality Limited Partnership by the Sixth Amendment to the Partnership Agreement on June 30,2000.

         B. WHC has completed on April 8, 1998 the initial public offering of WHC Shares under the terms of which 5,962,250 shares have been issued (consisting of 5,175,000 share basic offering, 776,250 share over-allotment, and 11,000 share restricted stock grant all as described in the prospectus of the initial public offering), has periodically issued or redeemed WHC Shares thereafter as provided by the Partnership Agreement, and has contributed the proceeds thereof to the Partnership for the corresponding adjustment in the number of Partnership Units held by WHC as a Limited Partner Interest.

         C. Dunson holds 145,147.76 Partnership Units acquired under the terms of the third Amendment to Agreement of Limited Partnership dated as of April 28, 1998

         D. Dunson has exercised its Redemption Right under the Partnership Agreement by delivering to WHC effective on January 1, 2001 that Notice of Redemption which is attached to and incorporated in this Seventh Amendment by this reference as Exhibit A for the redemption of 9,804 Partnership Units. As a matter of accounting convenience, Dunson and WHC have agreed that the Specified Redemption Date shall as of the end of calendar year 2000, with ownership changes deemed to be January 1, 2001.

         E. WHC has exercised its rights under the Partnership Agreement to satisfy all of the Redemption Right exercised by Dunson by electing to acquire all of the 9,804 Partnership Units from Dunson for the Cash Amount.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Partnership Agreement.

         2. Agreement to be Bound. WHC and Dunson are each bound by prior signature to each of the terms, covenants and conditions of the Partnership Agreement.

Seventh Amendment                                                              1

         3. Transfer of Dunson Ownership Rights as to Partnership Units. Dunson conveys and transfers to WHC the ownership of 9,804 Partnership Units effective as of January 1, 2001,and hereby represents, warrants and certifies, that Dunson (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and transfer such Partnership Units as provided herein, and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and transfer.

         4. Acquisition by WHC of Ownership Rights as to Partnership Units. WHC acquires as a Limited Partner 9,804 Partnership Units formerly owned by Dunson as effective as of January 1, 2001.

         5. Percentage Interests. After giving effect to the redemption and transfer of Dunson ownership rights and acquisition by WHC of ownership rights as described in this Seventh Amendment, the Percentage Interests of the Partners are as set forth on Exhibit B hereto, subject to change as described in the Partnership Agreement.

         6. Scope of Amendment. Except as expressly modified or amended by this Amendment, the Partnership Agreement shall remain in full force and effect and be binding on the parties in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the General Partner and Dunson have executed this Amendment as of the date first above written.

                              GENERAL PARTNER AND INCOMING LIMITED PARTNER:

                              WESTCOAST HOSPITALITY CORPORATION, a Washington corporation

                              By: /s/ Donald K. Barbieri
                                  ----------------------------------------------
                                       Donald K. Barbieri, President

                              REDEEMING PARTNER:

                              DUNSON RIDPATH HOTEL ASSOCIATES LIMITED
                              PARTNERSHIP by Spokane Hotel, Inc. General Partner

                              By: /s/ Gordon Sondland
                                  ----------------------------------------------
                                       Gordon Sondland, President

Seventh Amendment                                                              2

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                                    EXHIBIT A

                              NOTICE OF REDEMPTION

         The undersigned hereby irrevocably (i) redeems 9,804 Partnership Units in WestCoast Hospitality Limited Partnership in accordance with the terms of the Limited Partnership Agreement of WestCoast Hospitality Limited Partnership and the Redemption Right referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount deliverable upon exercise of the Redemption Right be delivered to the addresses specified below. The undersigned hereby represents, warrants and certifies, that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender.

Dated: January 1, 2001
Name of Limited Partner:     DUNSON RIDPATH HOTEL ASSOCIATES LIMITED PARTNERSHIP
                             BY SPOKANE HOTEL, INC., ITS GENERAL PARTNER

                                    By /s/ Gordon Sondland
                                       -----------------------------------------
                                    Gordon Sondland, President

                                    1531 Seventh Ave
                                    Seattle, WA 98101

Signature guaranteed by:     _________________________________________
                             __________________________________
                             (Type or print name)

Seventh Amendment                                                              3

                                    EXHIBIT B
                         PERCENTAGE INTEREST OF PARTNERS

                                                                   Percentage
                                      Partnership Units             Interests
                                      -----------------             ---------
GENERAL PARTNER:

WestCoast Hospitality                       70,842.51                0.53368%
Corporation as General
Partner

LIMITED PARTNERS:

WestCoast Hospitality                    12,836,581.0               96.70301%
Corporation as Limited
Partner

North River Drive Company                   70,842.51                0.53368%

WestCoast Hospitality                          9804.0                 .07386%
Corporation as O P unit
Holder (acquired from
Dunson)

Donald K. Barbieri and                      44,837.00                0.33777%
Heather M. Barbieri,
 Husband and wife

Thomas M. Barbieri and                      32,608.00                0.24565%
Eileen Barbieri,
 Husband and wife

Richard L. Barbieri and Cara                 8,154.00                0.06143%
Lyn Tangen,
 Husband and wife

Barbieri Family Foundation,                 65,218.00                0.49131%
Inc.

Dunson Ridpath Hotel                       135,343.76                1.01960%
Associates Limited
Partnership

Total                                   13,274,230.78                  100.0%

Seventh Amendment                                                              4